Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT dated as of December 18, 2009 (this “Amendment”), to the Term Loan Credit Agreement dated as of January 25, 2007 (the “Credit Agreement”), among TUBE CITY IMS CORPORATION (the “Borrower”), METAL SERVICES HOLDCO LLC (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent.

WHEREAS, the Borrower has requested an amendment to the Credit Agreement pursuant to which, among the other things, Investments in Foreign Subsidiaries that become Subsidiary Limited Guarantors (as defined below) shall be Permitted Investments to the extent that such Investments reduce the amount of Capital Expenditures that may be incurred or made by the Borrower and its Subsidiaries in the year such Investments are made.

WHEREAS, in order to effect the foregoing, the Borrower and the other parties hereto desire to amend, as of the Amendment Effective Date, the Credit Agreement and to enter into certain other agreements herein, in each case subject to the terms and conditions set forth herein.

THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement (as amended hereby).

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is amended by amending and restating the following definitions in the manner set forth below:

(i) ““Subsidiary Guarantor” means each Subsidiary of the Borrower that is a Loan Party and that executes this Agreement as a Loan Guarantor on the Closing Date and each Subsidiary of the Borrower that thereafter guarantees the Secured Obligations pursuant to the terms of Article X of this Agreement. In no event will the term “Subsidiary Guarantor” include any Subsidiary Limited Guarantor.”

(ii) ““Loan Guaranty” means (a) as to any Subsidiary Limited Guarantor, the Subsidiary Limited Guaranty provided by such Person and (b) as to any other Loan Party, Article X of this Agreement.”

(iii) ““Loan Parties” means Holdings, the Borrower, each Domestic Subsidiary of the Borrower, each Subsidiary Limited Guarantor, and any other Person who becomes a party to this Agreement as a Loan Party pursuant to a Joinder Agreement, and their respective successors and assigns.”

(b) Section 1.01 of the Credit Agreement is amended by inserting the following definitions in their correct alphabetical order:

(i) ““Domestic Loan Party” means Holdings, the Borrower and each Subsidiary Guarantor that is a Domestic Subsidiary.”

(ii) ““First Amendment” means the First Amendment to this Agreement dated as of December 18, 2009, among the Borrower, the Lenders party thereto and the Agents.”

(iii) ““First Amendment Effective Date” means the “Amendment Effective Date” as defined in the First Amendment.”

(iv) ““Subsidiary Limited Guarantor” means each Foreign Subsidiary of the Borrower that provides a Subsidiary Limited Guaranty.”

(v) ““Subsidiary Limited Guaranty” means, as to any Subsidiary Limited Guarantor, a guarantee of the Secured Obligations by such Person pursuant to the terms of a guarantee the form and substance of which is reasonably satisfactory to the Administrative Agent and is limited in amount or scope to ensure the provision of such guarantee does not violate any applicable law, rule, regulation or order of any Governmental Authority having jurisdiction over such Subsidiary Limited Guarantor and which guarantee is secured by a Lien on the assets of the Subsidiary Limited Guarantor pursuant to security documentation the form and substance of which is reasonably satisfactory to the Administrative Agent, fully accounting for the need to comply with local law and the advice of local counsel to the Subsidiary Limited Guarantor in connection therewith. For the avoidance of doubt, a guarantee of the Secured Obligations pursuant to the terms of Article X of this Agreement shall not constitute a Subsidiary Limited Guaranty.”

(vi) ““Subsidiary Limited Guarantor Investments” means any Investment in any Subsidiary Limited Guarantor (a) made prior to the First Amendment Effective Date to the extent that the amount of such Investment was included as a Capital Expenditure in the year that such Investment was made or (b) made on or following the First Amendment Effective Date to the extent that the Borrower in its discretion has elected to deem the amount of such Investment to be a Capital Expenditure for purposes of Section 6.12 of this Agreement made in the period in which such Investment is made; provided further that any Investment in any Subsidiary Limited Guarantor under clause (a) or (b) above shall not exceed, collectively with other Investments in such Subsidiary Limited Guarantor made in reliance on clause (a) or (b) above, the maximum amount of the Secured Obligations guaranteed by such Subsidiary Limited Guarantor as certified pursuant to Section 5.01(k) of this Agreement or Section 3 of the First Amendment.”

(c) The definition of “Capital Expenditures” contained in Section 1.01 of the Credit Agreement is amended by deleting “or” at the end of clause (vii) of the proviso thereto, replacing “.” at the end of clause (viii) of such proviso with “; or” and inserting the following clause (ix) immediately following clause (viii) thereof:

“(ix) expenditures made by a Foreign Subsidiary utilizing proceeds of an Investment made by a Domestic Loan Party in a Foreign Subsidiary to the extent that such Investment is made in reliance on clause (m), (n) or (s) of the definition of “Permitted Investments.”

(d) The definition of “Permitted Investments” in Section 1.01 of the Credit Agreement is amended by:

(i) restating clause (p) thereof as follows: “(p) Investments by a Subsidiary that is not a Subsidiary Guarantor or a Subsidiary Limited Guarantor in any Subsidiary that is not a Subsidiary Guarantor;”;

(ii) deleting “and” at the end of clause (q) thereof, replacing “.” at the end of clause (r) thereof with “;” and inserting the following clauses (s) and (t) immediately following clause (r) thereof:

“(s) any Subsidiary Limited Guarantor Investment; and

(t)(i) any Investment by the Borrower or any Subsidiary in a Person that is engaged in a Similar Business if substantially contemporaneous with such Investment (A) such Person becomes a Subsidiary Limited Guarantor or (B) such Person, in one transaction or a series of related transactions, is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, a Subsidiary Limited Guarantor, and (ii) any Investment held by such Person; provided that (x) any such Investment under clause (t)(i) above shall be deemed an Investment in the applicable Subsidiary Limited Guarantor and (y) such Investment in the applicable Subsidiary Limited Guarantor referred to in clause (x) above is otherwise permitted under this Agreement.”

(e) The definition of “Security Agreement” in Section 1.01 of the Credit Agreement is amended by deleting “between the Loan Parties” appearing therein and inserting in place thereof “among the Domestic Loan Parties”.”

(f) The third sentence of Section 3.05(a) of the Credit Agreement is restated in its entirety to read as follows: “The books and records of each Loan Party, and all of their respective chattel paper and records of Accounts, are maintained at one or more of the locations listed in the Perfection Certificate.”

(g) Section 5.01 of the Credit Agreement is amended by deleting “and” at the end of clause (i) thereof, replacing “.” at the end of clause (j) thereof with “; and”, and inserting the following clause (k) immediately following clause (j):

“prior to making its initial Subsidiary Limited Guarantor Investment in a Subsidiary Limited Guarantor, a certificate of a Financial Officer of the Borrower certifying the amount of the Secured Obligations guaranteed by such Subsidiary Limited Guarantor (which certification may be replaced by the Borrower from time to time).”.

(h) Paragraphs (a), (b) and (d) of Section 5.11 of the Credit Agreement are amended by deleting each reference to “Loan Party” appearing therein (other than the second reference to “Loan Party” contained in Section 5.11(a)) and inserting in place thereof “Domestic Loan Party”.”

(i) Paragraphs (c) and (d) of Section 6.03 of the Credit Agreement are amended by restating such paragraphs in their entirety as follows:

“(c) Subject to Section 10.12, no Subsidiary Guarantor or Subsidiary Limited Guarantor shall, and the Borrower shall not permit any Subsidiary Guarantor or Subsidiary Limited Guarantor to, consolidate or merge with or into or wind up into (whether or not such Subsidiary Guarantor or such Subsidiary Limited Guarantor, as applicable, is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions to, any Person unless:

(i) (A) such Subsidiary Guarantor or such Subsidiary Limited Guarantor is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor or such Subsidiary Limited Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is, in the case of a Subsidiary Guarantor, a corporation organized or existing under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof or, in the case of a Subsidiary Limited Guarantor, organized or existing under the laws of the jurisdiction of such Subsidiary Limited Guarantor (such Subsidiary Guarantor, such Subsidiary Limited Guarantor or such Person, as the case may be, being herein called the “Successor Person”), (B) the Successor Person, if other than such Subsidiary Guarantor or such Subsidiary Limited Guarantor, expressly assumes all the obligations of such Subsidiary Guarantor or such Subsidiary Limited Guarantor, as applicable, under such Subsidiary Guarantor’s or Subsidiary Limited Guarantor’s Loan Guaranty and the other Loan Documents, pursuant to a joinder agreement and supplements to the Loan Documents or other documents or instruments in form reasonably satisfactory to the Administrative Agent, (C) immediately after such transaction, no Default or Event of Default exists and (D) the Borrower shall have delivered to the Administrative Agent such officer’s certificates and legal opinions as the Administrative Agent shall reasonably have requested in connection with such transaction; or

(ii) the transaction is made in compliance with Section 6.06.

(d) The Successor Person shall succeed to, and be substituted for, such Subsidiary Guarantor or such Subsidiary Limited Guarantor, as the case may be, under such Subsidiary Guarantor’s or such Subsidiary Limited Guarantor’s Loan Guaranty and the other Loan Documents and, except in the case of a lease transaction, such Subsidiary Guarantor or such Subsidiary Limited Guarantor will be released from its obligations thereunder. Notwithstanding the foregoing, any Subsidiary Guarantor or Subsidiary Limited Guarantor may merge into or transfer all or part of its properties and assets to a Subsidiary Guarantor or the Borrower.”

(j) Section 6.12(a) of the Credit Agreement is amended by inserting the following parenthetical immediately following “in an aggregate amount” therein: “(including the aggregate amount of Investments that have been deemed by the Borrower as Capital Expenditures pursuant to an election made by the Borrower as contemplated in the definition of “Subsidiary Limited Guarantor Investments”)”.

(k) Article VII(i) of the Credit Agreement is amended by inserting “or any Subsidiary Limited Guarantor” immediately following “Subsidiary Guarantor” therein.

(l) Section 10.12 of the Credit Agreement is amended by restating such section in its entirety as follows:

“Notwithstanding anything in Section 9.02(b) to the contrary, a Subsidiary Guarantor or a Subsidiary Limited Guarantor shall automatically be released from its obligations hereunder and its Loan Guaranty shall be automatically released upon the consummation of any transaction permitted hereunder if as a result thereof such Subsidiary Guarantor or Subsidiary Limited Guarantor, as the case may be, is no longer required to be a Subsidiary Guarantor or Subsidiary Limited Guarantor. In connection with any such release, the Agents shall execute and deliver to any such Subsidiary Guarantor or such Subsidiary Limited Guarantor, at such Subsidiary Guarantor’s or such Subsidiary Limited Guarantor’s expense, all documents that such Subsidiary Guarantor or such Subsidiary Limited Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to the preceding sentence of this Section 10.12 shall be without recourse to or warranty by the Agents.”

SECTION 3. Subsidiary Limited Guarantor Certifications. The Borrower shall furnish to the Administrative Agent, on the Amendment Effective Date, a certificate of a Financial Officer of the Borrower certifying the amount of the Secured Obligations guaranteed by each then-existing Subsidiary Limited Guarantor (which certification may be replaced by the Borrower from time to time in accordance with Section 5.01(k) of the Credit Agreement (as amended hereby)).

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Agents and the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) All representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date, with the same effect as though made on and as of the date hereof or the Amendment Effective Date, as the case may be, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (ii) that, for purposes of this paragraph, the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01 of the Credit Agreement.

(c) No Default or Event of Default has occurred and is continuing as of the date hereof or as of the Amendment Effective Date.

SECTION 5. Effectiveness. (a) This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(i) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

(ii) The Administrative Agent shall have received (i) a certificate of good standing with respect to the Borrower and (ii) a closing certificate executed by a Responsible Officer of the Borrower dated the Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of the Borrower and attaching (A) a true and complete copy of the certificate of incorporation of the Borrower, including all amendments thereto, as in effect on the Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws of the Borrower as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (C) below, and (C) a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(iii) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 12:00 p.m., New York City time, on December 17, 2009, or such later time and date as the Borrower and the Administrative Agent may agree, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of the aggregate principal amount of the Loans of such Lender. The Amendment Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

(iv) The Borrower shall have paid all fees and other amounts due and payable in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(b) The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any person under the Credit Agreement).

SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent; provided that the aggregate amount for which the Borrower shall be responsible to reimburse the Administrative Agent pursuant to this Section 8 shall not exceed $55,000.00.

SECTION 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

TUBE CITY IMS CORPORATION,

by	/s/ Thomas E. Lippard
Name:	Thomas E. Lippard
Title:	Executive V.P.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent,

by
Name:
Title:

by
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

TUBE CITY IMS CORPORATION,

by
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent,

by	/s/ Doreen Barr
Name:	DOREEN BARR
Title:	VICE PRESIDENT

by	/s/ Christopher Reo Day
Name:	CHRISTOPHER REO DAY
Title:	ASSOCIATE

[SIGNATURE PAGE TO FIRST AMENDMENT]

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

ACA CLO 2007-1, LTD as a Lender
BY ITS INVESTMENT ADVISOR APIDOS CAPITAL MANAGEMENT LLC

by	/s/
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

AIRLIE CLO 2006 - 2 as a Lender,

by	/s/ Seth Cameron
Name:	SETH CAMERON
Title:	PM

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

CANARAS SUMMIT CLO LTD
By:	Canaras Capital Management LLC As Sub-Investment Adviser

by	/s/ Richard J. Vratanina
Name:	Richard J. Vratanina
Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/2009	10:08	3129042137	PAGE 02/02

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Green Island CBNA Loan Funding LLC
as a Lender,

by	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-in-Fact

For any Lender requiring a second signature line:

by	NA
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

CIT Middle Market Loan Trust III as a Lender,

by	/s/ Joel P. Harvill
Name:	JOEL P. HARVILL
Title:	ASST. VICE PRESIDENT
CIT ASSET MANAGEMENT

For any Lender requiring a second signature line:

by
Name:
Title:

DEC-16-2009	16:14	From: LEVERAGE LOANS	2127931872	To: 212 474 3700	P.2/3

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LMP Corporate Loan Fund, Inc.
By: Citi Alternative Investments LLC
as a Lender,

by	/s/ Roger Yee
Name:	Roger Yee
Title:	Vice President

For any Lender requiring a second signature line:

By	n/a
Name:
Title:

DEC-16-2009	16:14	From: LEVERAGE LOANS	2127931872	To: 212 474 3700	P.3/3

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

REGATTA FUNDING LTD.
By: Citi Alternative Investments LLC, attorney-in-fact
as a Lender,

by	/s/ Roger Yee
Name:	Roger Yee
Title:	Vice President

For any Lender requiring a second signature line:

By	n/a
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Atrium CDO as a Lender,

by	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Atrium II as a Lender,

by	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Castle Garden Funding as a Lender,

by	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:
as a Lender,

by	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

CSAM Funding I as a Lender,

by	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

as a Lender,

by	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:
as a Lender,

by	/s/ Thomas Flannery
Name:	THOMAS FLANNERY
Title:	AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
Name:
Title:

DEUTSCHE BANK	Fax: 212-454-0241	Dec 17 2009	15:25	P.06

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Aurum CLO 2002-1 Ltd.
By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name:	Antonio V.Versaci
Title:	Director

DEUTSCHE BANK	Fax: 212-454-0241	Dec 17 2009	15:25	P.02

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Flagship CLO III
By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name:	Antonio V.Versaci
Title:	Director

DEUTSCHE BANK	Fax: 212-454-0241	Dec 17 2009	15:25	P.03

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Flagship CLO IV
By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Sub-Adviser

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name:	Antonio V. Versaci
Title:	Director

DEUTSCHE BANK	Fax: 212-454-0241	Dec 17 2009	15:25	P.04

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Flagship CLO V
By:	Deutsche Investment Management Americas, Inc. (as successor in interest to Deutsche Asset Management, Inc.) As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V. Versaci
Name:	Antonio V.Versaci
Title:	Director

DEUTSCHE BANK	Fax: 212-454-02451	Dec 17 2009	15:25	P.05

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Flagship CLO VI
By:	Deutsche Investment Management Americas, Inc. As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

For any Lender requiring a second signature line:

By:	/s/ Antonio V.Versaci
Name:	Antonio V.Versaci
Title:	Director

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management As Investment Advisor
as a Lender,

by	/s/
Name:	ILLEGIBLE
Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

EATON VANCE CDO X PLC
By:	Eaton Vance Management As Investment Advisor
as a Lender,

by	/s/
Name:	ILLEGIBLE
Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
as a Lender,

by	/s/
Name:	ILLEGIBLE
Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

EATON VANCE LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
as a Lender,

by	/s/
Name:	ILLEGIBLE
Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
as a Lender,

by	/s/
Name:	ILLEGIBLE
Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
as a Lender,

by	/s/
Name:	ILLEGIBLE
Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/09 THU 12:05 FAX 16174765395	FIDELITY HIYLD	006

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Ballyrock CLO 2006 1 Limited, By: Ballyrock Investment Advisors LLC, as Collateral

Manager,

as a Lender,

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/09 THU 12:05 FAX 16174765395	FIDELITY HIYLD	007

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Ballyrock CLO 2006-2 Limited, By: Ballyrock Investment Advisors LLC, as Collateral

Manager,

as a Lender,

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/09 THU 12:04 FAX 16174765395	FIDELITY HIYLD	004

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Ballyrock CLO II Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager,

as a Lender,

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/09 THU 12:04 FAX 16174765395	FIDELITY HIYLD	005

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Ballyrock CLO III Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager,

as a Lender,

by	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/09 THU 12:03 FAX 16174765395	FIDELITY HIYLD	002

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio,

as a Lender,

by	/s/ Paul Murphy
Name:	Paul Murphy
Title:	Assistant Treasurer

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/09 THU 08:41 FAX 16174765395	FIDELITY HIYLD	001

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Pyramis Floating Rate High Income Commingled Pool, By: Pyramis Global Advisors Trust Company as Trustee,

as a Lender,

by	/s/ Lyna M. Farrand
Name:	Lyna M. Farrand
Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

From:	12/17/2009 09:14	#711 P. 002/002

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

FOUR CORNERS CLO 2005-1, Ltd.
By: Four Corners Capital Management, LLC As Collateral Manager

By:	/s/

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/2009	11:10	3129042137	PAGE 02/02

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Four Corners CLO II, Ltd.
As a Lender,

by	/s/ Sean Bresnahan
Name:	Sean Bresnahan
Title:	Assistant Vice President

For any Lender requiring a second signature line:

by	NA
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

GENERAL ELECTRIC CAPITAL CORPORATION
as a Lender,

by	/s/ Rebecca L. Milligan
Name:	Rebecca L. Milligan
Title:	Duly Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

ABS Loan 2007 as a Lender,

by	/s/ Simon Firbank
Name:	Simon Firbank
Title:	Authorised Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY By: Goldman Sachs Asset Manager, L.P., as Manager
as a Lender,

by	/s/ Michaela Ludbrook
Name:	Michaela Ludbrook
Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

WATERFRONT CLO 2007-1, LTD.
As a Lender,

by	/s/ Robert E. Sydow
Name:	Robert E. Sydow
Title:	President Grandview Capital Management, LLC As Investment Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

GULF STREAM-COMPASS CLO 2007, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
as a Lender,

by:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Halcyon Loan Investors CLO I, LTD.

Halcyon Loan Investors CLO II, LTD.

Halcyon Structured Asset Management CLO I LTD.

Halcyon Structured Asset Management Long Secured/Short

Unsecured CLO 2006-1 LTD.

Halcyon Structured Asset Management Long Secured/Short

Unsecured 2007-1 LTD.

Halcyon Structured Asset Management Long Secured/Short

Unsecured 2007-3 LTD.

Halcyon Structured Asset Management Long Secured/Short

Unsecured 2007-2 LTD.

as a Lender,

by	/s/ David Martino
Name:	David Martino
Title:	Controller

For any Lender requiring a second signature line:

by	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Eastland CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner
as a Lender,

by	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Greenbriar CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner
as a Lender,

by	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Red River CLO Ltd. By: Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner
as a Lender,

by	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Stratford CLO,Ltd.
By: Highland Capital Management, LP., As Collateral Manager
By: Strand Advisors,Inc., Its General Partner
as a Lender,

by	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Westchester CLO, Ltd
By: Highland Capital Management, L.P., As Collateral Servicer
By: Strand Advisors,Inc., Its General Partner
as a Lender,

by	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

KATONAH 2007-I CLO LTD. as a Lender,

by	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C.
As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

KATONAH IX CLO LTD. as a Lender,

by	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

KATONAH X CLO LTD. as a Lender,

by	/s/ Daniel Gilligan
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C.
As Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Marquette US/Euro CLO Ltd. as a Lender,

by	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company. Incorporated. Its General Partner

Name of Institution:

as a Lender,

by	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated. Its General Partner

Name of Institution:

as a Lender,

by	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

CONFLUENT 4 LIMITED.
As Lender

By:	Loomis, Sayles & Company, L.P.,
As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated.
Its General Partner

Name of Institution:

as a Lender,

by	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.,
As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated.
Its General Partner

Name of Institution:

as a Lender,

by	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender

By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

Name of Institution:

as a Lender,

by	/s/ Mary Mccarthy
Name:	Mary Mccarthy
Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LCM III, Ltd.
By:	Lyon Capital Management LLC, As Collateral Manager
as a Lender,

by	/s/ Farboud Tavangar
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Farboud Tavangar
Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LCM IV, Ltd.
By:	Lyon Capital Management LLC. As Collateral Manager
as a Lender,

by	/s/ Farboud Tavangar
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Farboud Tavangar
Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LCM V LTD.
By:	Lyon Capital Management LLC, as Collateral Manager
as a Lender,

by	/s/ Farboud Tavangar
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Farboud Tavangar
Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LCM VI, Ltd.
By:	Lyon Capital Management LLC, As Collateral Manager
as a Lender,

by	/s/ Farboud Tavangar
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Farboud Tavangar
Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LCM I LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC, As Collateral Manager
as a Lender,

by	/s/ Farboud Tavangar
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Farboud Tavangar
Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution: LCM II LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC, As Collateral Manager
as a Lender,

by	/s/ Farboud Tavangar
Name:	LYON CAPITAL MANAGEMENT LLC
Title:	Farboud Tavangar
Senior Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Mountain Capital CLO VI Ltd.
as a Lender,

by	/s/ Jonathan Dietz
Name:	Jonathan Dietz
Title:	Director

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Airlie CLO 2006-1, Ltd.
as a Lender,

by	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LightPoint CLO III, Ltd.
as a Lender,

by	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LightPoint CLO IV, Ltd. as a Lender,

by	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LightPoint CLO V, Ltd. as a Lender,

by	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

LightPoint CLO VIII, Ltd. as a Lender,

by	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Premium Loan Trust I, Ltd. as a Lender,

by	/s/ Martin J. Mulroe
Name:	Martin J. Mulroe
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

12/17/2009	11:46	212-667-1996	NCRAM LOAN GROUP	PAGE 04/04

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Clydesdale CLO 2004, Ltd. as a Lender,

by	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

For any Lender requiring a second signature line:

by
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

12/17/2009	11:46	212-667-1996	NCRAM LOAN GROUP	PAGE 03/04

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Clydesdale CLO 2006, Ltd. as a Lender,

by	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

For any Lender requiring a second signature line:

by
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

12/17/2009	11:46	212-667-1996	NCRAM LOAN GROUP	PAGE 02/04

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Clydesdale Strategic CLO I, Ltd. as a Lender,

by	/s/ Robert Hoffman
Name:	ROBERT HOFFMAN
Title:	EXECUTIVE DIRECTOR

For any Lender requiring a second signature line:

by
Name:
Title:

NOMURA CORPORATE RESEARCH

AND ASSET MANAGEMENT INC.

AS

INVESTMENT MANAGER

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Boston Harbor CLO 2004-1, Ltd.
as a Lender,

by	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

For any Lender requiring a second signature line:

by
Name:
Title:

BOSTON HARBOR CLO 2004-1, Ltd.

By:	/s/ Beth Mazor
Title	V.P.

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

Yorkville CBNA Loan Funding LLC as a Lender,

by	/s/ Adam Jacobs
Name:	Adam Jacobs
Title:	Attorney-in-Fact

For any Lender requiring a second signature line:

by	NA
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

APIDOS CDO I as a Lender,
BY	ITS INVESTMENT ADVISOR APIDOS CAPITAL MANAGEMENT, LLC

by	/s/
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

APIDOS CDO V as a Lender,
BY	ITS INVESTMENT ADVISOR APIDOS CAPITAL MANAGEMENT, LLC

by	/s/
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

APIDOS CINCO CDO as a Lender,
BY	ITS INVESTMENT ADVISOR APIDOS CAPITAL MANAGEMENT LLC

by	/s/
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

T. ROWE PRICE INSTITUTIONAL FLOATING RATE FUND as a Lender,

by	/s/ Brian Burns
Name:	BRIAN BURNS
Title:	VP

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

WG HORIZONS CLO I
By:	West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

OCEAN TRAILS CLO I
By:	West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

OCEAN TRAILS CLO II
By:	West Gate Horizons Advisors LLC,
as Investment Manager

By:	/s/ Robert Cohen
Name:	Robert Cohen
Title:	Senior Credit Analyst

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

WhiteHorse II, Ltd.

By:	WhiteHorse Capital Partners L.P. As Collateral Manager

By:	WhiteRock Asset Advisor, LLC, its G P
as a Lender,

by	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title:

LENDER SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE TUBE CITY

TERM LOAN CREDIT AGREEMENT

DATED AS OF JANUARY 25, 2007

Name of Institution:

WhiteHorse V, Ltd

By:	WhiteHorse Capital Partners L.P. As Collateral Manager.

By:	WhiteRock Asset Advisor LLC, its G P
as a Lender,

by	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Portfolio Manager

For any Lender requiring a second signature line:

by
Name:
Title: